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                     NEUBERGER BERMAN HIGH INCOME BOND FUND
                   (A series of Neuberger Berman Income Funds)


                       STATEMENT OF ADDITIONAL INFORMATION


                              Investor Class Shares


                              DATED: August 9, 2002

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              605 Third Avenue, 2nd Floor, New York, NY 10158-0180

                             Toll Free 800-877-9700

         Neuberger Berman HIGH INCOME Bond Fund ("Fund") is a mutual fund that offers shares pursuant to a Prospectus dated August 9, 2002.

         The Prospectus for the Investor Class shares provides more information about the Fund that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered trademarks of NB Management.(C)2002 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS
-----------------

INVESTMENT INFORMATION.........................................................4

     Investment Policies and Limitations.......................................4

     Temporary Defensive Position..............................................6

     Investment Insight........................................................7

     Additional Investment Information........................................10

     Risks of Equity Securities...............................................35

CERTAIN RISK CONSIDERATIONS...................................................36

PERFORMANCE INFORMATION.......................................................36

TRUSTEES AND OFFICERS.........................................................40

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................50

     Investment Manager and Administrator.....................................50

     Management and Administration Fees.......................................51

     Waivers and Reimbursements...............................................52

     Sub-Adviser..............................................................52

     Investment Companies Managed.............................................54

     Codes of Ethics..........................................................55

     Management and Control of NB Management and Neuberger Berman.............56

DISTRIBUTION ARRANGEMENTS.....................................................57

ADDITIONAL PURCHASE INFORMATION...............................................57

     Share Prices and Net Asset Value.........................................57

     Automatic Investing and Dollar Cost Averaging............................58

ADDITIONAL EXCHANGE INFORMATION...............................................58

ADDITIONAL REDEMPTION INFORMATION.............................................62

     Suspension of Redemptions................................................62

     Redemptions in Kind......................................................62

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................62

ADDITIONAL TAX INFORMATION....................................................63

     Taxation of The Fund.....................................................63

     Taxation of The Fund's Shareholders......................................66

PORTFOLIO TRANSACTIONS........................................................66

REPORTS TO SHAREHOLDERS.......................................................68

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................68

CUSTODIAN AND TRANSFER AGENT..................................................69

INDEPENDENT AUDITORS..........................................................69

LEGAL COUNSEL.................................................................69

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................69

REGISTRATION STATEMENT........................................................70

FINANCIAL STATEMENTS..........................................................70

APPENDIX A  RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER..................A-1

                             INVESTMENT INFORMATION

          The Fund is a separate operating series of Neuberger Berman Income Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

          At the close of business on or about September 6, 2002, the Fund will assume all the assets and liabilities of Lipper High Income Bond Fund, a series of The Lipper Funds, Inc. and Neuberger Berman High Yield Bond Fund, a series of the Trust. Prior to that date, the Neuberger Berman High Income Bond Fund had no operations. Financial and performance information in this SAI prior to September 6, 2002 is that of the Premier Class of Lipper High Income Bond Fund, the predecessor to the Fund for performance and accounting purposes.

          The following information supplements the discussion in the Fund's Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

          (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding the Fund shares are represented or

          (2) a majority of the outstanding shares of the Fund.

          These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS

          With respect to the limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings.

          Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

         The Fund's fundamental investment policies and limitations are as follows:

          1. BORROWING. The Fund may not borrow money, except that it may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that
(i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

          2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments, or from investing in securities of any kind.

          3. DIVERSIFICATION. The Fund may not with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of U.S. Government and Agency Securities.

          5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

          6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

          7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

          8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

          Notwithstanding any other investment policy of the Fund, it may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

          The Fund's non-fundamental investment policies and limitations are as follows:

          1. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

          2. BORROWING. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Fund does not currently intend to borrow for leveraging or investment.

          3. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

          4. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation

          5. BONDS AND OTHER DEBT SECURITIES. The Fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. Although this is a non-fundamental policy, the Trustees will not change this policy without 60 days notice to shareholders.

TEMPORARY DEFENSIVE POSITION

          For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the interest on which may be subject to federal and state income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which the Fund normally invests.

INVESTMENT INSIGHT

         The Neuberger Berman HIGH INCOME Bond Fund currently intends to invest at least 80% of its total assets under normal market conditions in U.S. intermediate-term, high yield corporate bonds rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. or "BBB+" to "B-" by Standard & Poor's Corporation, or in comparable securities. The Fund may invest up to 20% of its total assets in preferred stock (including convertible preferred stock), warrants, convertible securities, common stock or other equity securities. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities that include such securities or in connection with actual or proposed conversion or exchange of fixed income securities. However, the Fund may also purchase equity securities not associated with fixed income securities when, in the opinion of the Adviser, such purchase is appropriate.

NEUBERGER BERMAN HIGH INCOME BOND FUND

EXPERIENCED MANAGEMENT

WAYNE C. PLEWNIAK
    |X| Neuberger  Berman High Income Bond Fund Senior  Portfolio  Manager since
        2002
    |X| Georgetown University, MBA
    |X| 17 years industry experience

ROBERT FRANKLIN
    |X| Neuberger Berman High Income Bond Fund Portfolio Co-Manager since 2002 |X| Massachusetts Institute of Technology, MS, Management
    |X| 22 years industry experience

DANIELLA COULES
    |X| Neuberger Berman High Income Bond Fund Portfolio Co-Manager since 2002 |X| Harvard Business School, MBA
    |X| 5 years industry experience

INVESTMENT STRATEGY

         Seeks high total returns consistent with capital preservation by investing primarily in a diversified portfolio of U.S. intermediate-term high-yield corporate bonds (including those sometimes known as junk bonds) with maturities of 10 years or less. High-yield bonds are rated below investment grade, or if unrated, are bonds deemed by the portfolio management group to be of comparable quality.

A STRONG HISTORICAL PERFORMANCE RECORD

Although past performance cannot guarantee future success, the Fund has posted strong performance over time compared to its benchmark index, the Lehman U.S. Corporate High Yield Index.

---------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JUNE 30, 2002
---------------------------------------------------------------------------------------
                                     TOTAL RETURN    AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
                                     YTD            1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------
HIGH INCOME BOND FUND(1)             2.93%          5.43%      5.95%       8.15%
---------------------------------------------------------------------------------------
LEHMAN U.S. CORPORATE HIGH YIELD     -4.84%         -3.60%     0.95%       5.99%
INDEX(2)
---------------------------------------------------------------------------------------

A FOCUS ON BETTER-QUALITY HIGH YIELD BONDS

The group believes that better-quality high-yield securities, as an asset class, offer the best risk adjusted returns of all fixed-income securities. Before a security becomes a portfolio holding, it is subjected to an independent credit analysis by the Fund's credit research staff. The investment group seeks to manage default and volatility risk in the high-yield market by focusing on bonds rated at least B3 by Moody's Investor Service and B- by Standard & Poor's or bonds deemed by the group to be of comparable quality. To manage interest rate risk, the group concentrates on the intermediate portion of the yield curve by typically investing in bonds with maturities of 10 years or less.

Other  characteristics  they  look  for  include:
    o Companies with at least a three-year operating history
    o Stable or growing cash flows
    o A management team committed to reducing leverage
    o A solid asset base

WHY CHOOSE NEUBERGER BERMAN FOR HIGH INCOME BOND INVESTING?
|X| Experienced Management
|X| Disciplined Investment Philosophy
|X| Controlled Risk Management Strategy

If high current income potential and capital preservation are among your priorities in today's market, the Neuberger Berman High Income Bond Fund might be right for you.

------------------------
1. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and data for the periods shown are those of the Lipper High Income Bond Fund Premier Class. The data reflects performance of the Lipper Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

Results are shown on a "total return" basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

2 The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed rate, publicly issued, non-investment grade debt registered with the SEC.

FOR INVESTORS SEEKING HIGH TOTAL RETURN CONSISTENT WITH CAPITAL PRESERVATION

The Neuberger Berman High Income Bond Fund focuses on high total return consistent with capital preservation while managing risk. The portfolio management group led by senior portfolio manager Wayne Plewniak applies fundamental credit analysis, along with an extensive knowledge of the high-yield bond market, to form an independent judgment of potential investments. The group believes that active portfolio management provides the opportunity to achieve above-average returns through price appreciation and potentially higher yields. The team seeks to preserve capital by investing in quality companies with liquid securities and by diversifying the portfolio across a variety of issuers and industries.

A BOTTOM-UP APPROACH TO PORTFOLIO CONSTRUCTION

After narrowing the universe of about 2,000 high-yield securities to approximately 250 potential investments, the group uses a bottom-up approach to select the fund's holdings. In seeking to identify the best investments, they conduct a relative value analysis of the higher quality issuers, emphasizing security selection over top-down sector management. The managers attempt to control risk exposure through diversification and portfolio analytical systems. The portfolio is broadly diversified by number of issuers and industry. The team does not allow a single position to comprise more than 3% of total portfolio assets at the time of investment, with most positions representing approximately 1% of total assets. On average, the portfolio will hold between 100 and 120 issues, with no single industry representing more than 15% of total assets at the time of investment.

RISK MANAGEMENT AND SELL DISCIPLINE

In addition to ensuring that the portfolio is properly diversified, the group also tracks the portfolio's performance relative to the benchmark index on a daily basis. By keeping close tabs on the portfolio's performance, they can determine if it is performing as expected. Each security in the portfolio is also monitored on a daily basis relative to general market movements, as are the equity prices of the underlying high-yield issuers. The group does not hesitate to sell when company or credit conditions warrant such action.

INVESTMENT PROCESS SUMMARY
Initial Universe   -->  Focus on Quality High Yield Bonds   --> Risk Management    -->  Diversified Portfolio

Approximately 2,000      -Series of screens based on credit     - Diversification  -->  -100 to 120 issues
Issuers            -->   and trading characteristics            - Portfolio tracking


ADDITIONAL INVESTMENT INFORMATION

         The Fund may make the following investments, among others. Fixed Income Securities and Lower-Rated Debt Securities are principal investment strategies of the Fund, and the others are not. The principal strategies of the Fund are also discussed in the Prospectus. The Fund will not necessarily buy all of the types of securities or use all of the investment techniques that are described.

PRINCIPAL INVESTMENT STRATEGIES

          FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         RATINGS OF FIXED INCOME SECURITIES

          As discussed in the Prospectus, The Fund may purchase securities rated by S&P, Moody's, or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which The Fund may permissibly invest.

          HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

          INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from all NRSROs that have rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

          LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

          Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced. Depending on market and issuer-specific conditions, the Fund will generally sell any bonds that fall below "B3" by Moody's or "B-" by S&P within a reasonable period of time.

          DURATION AND MATURITY

          Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

          Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

          There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

 The Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years.

          LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

          During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

          The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

          The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

          See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

          POLICIES AND LIMITATIONS. The Fund currently intends to invest at least 80% of total assets under normal market conditions in debt securities rated BBB/Baa or lower, or unrated securities of comparable quality.

NON-PRINCIPAL INVESTMENT STRATEGIES

          U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as "Student Loan Marketing Association"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

          POLICIES AND LIMITATIONS. Under normal circumstances, the Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities.

          ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

          POLICIES AND LIMITATIONS. The Fund may invest up to 15% of its net assets in illiquid securities.

          REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

          POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

          SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

          POLICIES AND LIMITATIONS. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Trustees.

          RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

          Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

          POLICIES  AND  LIMITATIONS.   To  the  extent  restricted  securities,
including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

          AMERICAN DEPOSITARY RECEIPTS. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

          POLICIES AND LIMITATIONS. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of The Fund's net assets. ADRs on foreign securities which are denominated in foreign currencies are subject to the Fund's 25% limit on foreign securities denominated in foreign currencies.

          WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although The Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

          When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

          The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

          POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

          When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

          OPTIONS AND FORWARD CONTRACTS. As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

          CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium income. Fund securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

          When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. When writing call options, the Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price.

          The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

          If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

          When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Fund would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

          POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

          PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

          When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

          Fund securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

          POLICIES AND LIMITATIONS. The Fund may write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect on NAV of price fluctuations of securities held by the Fund.

          GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

          Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) that Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

          The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

          Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

          The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

          The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

          POLICIES AND LIMITATIONS. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

          FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

          Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

          At the consummation of a Forward Contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

          NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

          However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

          POLICIES AND LIMITATIONS. The Fund does not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.

          OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

          POLICIES AND LIMITATIONS. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

          REGULATORY LIMITATIONS ON USING FORWARD CONTRACTS AND OPTIONS ON SECURITIES, SECURITIES INDICES, FOREIGN CURRENCIES, AND OTHER FINANCIAL INSTRUMENTS (COLLECTIVELY, "HEDGING INSTRUMENTS"). To the extent the Fund sells or purchases options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

          COVER FOR HEDGING INSTRUMENTS. The Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

          POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

          GENERAL RISKS OF HEDGING INSTRUMENTS. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected by the manager to resemble or offset that of the Fund's underlying securities or currency. There can be no assurance that the Fund's use of Hedging Instruments will be successful.

          The Fund's use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information."

          The Fund is not obligated to use any Hedging Instruments and makes no representations as to the availability or use of these techniques at this time or at any time in the future.

          POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Hedging Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

          ZERO  COUPON,  STEP COUPON AND  PAY-IN-KIND  SECURITIES  AND  DISCOUNT
OBLIGATIONS. The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

          Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information."

          The market prices of zero coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

          INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

          Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

          Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

          COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

          POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

          REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

          POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

          BANKING AND SAVINGS INSTITUTION SECURITIES. These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

          VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

          Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

          POLICIES AND LIMITATIONS. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.

          For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

          MONEY MARKET FUNDS. The Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

          POLICIES AND LIMITATIONS. For cash management purposes, the Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. The Fund does not have any current intention to make use of this authority. Otherwise, the Fund's investment in securities of other investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

          MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

          Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

          Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

          Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

          Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

          POLICIES AND LIMITATIONS. The Fund may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

          REAL ESTATE-RELATED INSTRUMENTS. Real estate-related instruments include real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

          Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

          The shares of REITs are subject to the REIT's management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable fees.

          ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

          Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

          Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

          Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

          The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

          U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

          POLICIES AND LIMITATIONS. These investments are subject to the Fund's quality, maturity, and duration standards.

          FOREIGN CURRENCY DENOMINATED SECURITIES. Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and
(3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

          Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

          Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

          Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

          POLICIES AND LIMITATIONS. The Fund may invest up to 25% of its net assets in foreign securities denominated in or indexed to foreign currencies and American Depositary Receipts ("ADRs") on such securities. Within that limitation, however, neither Fund is restricted in the amount it may invest in securities denominated in any one foreign currency. The Fund invests in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by NB Management.

          DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

          POLICIES AND LIMITATIONS.  Dollar rolls are considered  borrowings for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

          SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

          In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

          Swap  agreements  may  involve  leverage  and may be highly  volatile;
depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

          POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

          DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

          Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

          There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

          Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

          POLICIES AND LIMITATIONS. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund's restriction on investing no more than 15% of its net assets in illiquid securities. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount The Fund can invest in loan participations.

          CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

          The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

          POLICIES AND LIMITATIONS. Securities convertible into common stock are not subject to The Fund's 20% limitation on equity securities.

          PREFERRED STOCK. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

          WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          SHORT SALES. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

          The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

          The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

          The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

          POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between
(1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

          OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

          As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

          POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to
(i) 3% of the total voting stock of any one investment company, (ii) 5% of The Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

          INDEXED SECURITIES. The Fund may invest in various securities that are intended to track broad-based, U.S. market Indices, including Standard & Poor's Depository Receipts, Diamonds and NASDAQ-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (DJIA) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. NASDAQ-100 shares represent ownership in the NASDAQ-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the NASDAQ-100 Index. NASDAQ-100 Shares are designed to track the performance and dividend yield of the NASDAQ-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. NASDAQ-100 Shares are listed on the NASDAQ Stock Market.

          Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

          BANK OBLIGATIONS. The Fund may invest in back obligations, including negotiable certificates of deposit, banker's acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

          Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

          COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Hedging Instrument as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of The Fund's management objective.

          RISKS OF EQUITY SECURITIES

          Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

          To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAVs per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

                           CERTAIN RISK CONSIDERATIONS

          Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Fund will achieve its investment objective. The Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                             PERFORMANCE INFORMATION


          The Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary. The share prices of the Fund will vary, and an investment in this Fund, when redeemed, may be worth more or less than an investor's original cost.

          The Fund had no operations prior to September 6, 2002. Performance results shown represent the performance of the Fund's predecessor fund, the Lipper High Income Bond Fund Premier shares which had an investment program substantially identical to the Fund.

YIELD CALCULATIONS
------------------

          The Fund may advertise its "yield" based on a 30-day (or one month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

          ("a") =  dividends and interest earned during the period
          ("b") =  expenses accrued for the period (net of reimbursements)
          ("c") =  the average daily number of shares outstanding during the period that were entitled to receive dividends
          ("d") =  the maximum offering price per share on the last day of
        `          the period

                                               6
                            YIELD = 2[(a-b + 1)  - 1]
                                       ---
                                       cd

          The annualized yield for the Lipper High Income Bond Fund Premier Shares, the Fund's predecessor for performance and accounting purposes, for the 30-day period ended December 31, 2001 was 7.00%.

TOTAL RETURN COMPUTATIONS
-------------------------

          The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

         Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

---------------------------------------------------------------------------
                              1 YEAR*      5 YEARS**      SINCE INCEPTION**
---------------------------------------------------------------------------
High Income Bond Fund           9.27%         6.58%               8.37%
---------------------------------------------------------------------------

* Reflects performance of the Lipper High Income Bond Fund ("Lipper Fund") Premier Shares for the one-year period ended December 31, 2001

** Reflects performance of the Lipper Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier shares. The investment policies, objectives, guidelines and restrictions of Lipper Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the 1940 Act, Lipper Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. If the manager of Lipper Fund has not waived certain fees during the periods shown, total returns would have been lower.

RETURN AFTER TAXES ON DISTRIBUTIONS
-----------------------------------

          An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              D

-----------------------------------------------------------------------------
                          1 YEAR*      5 YEARS**      SINCE INCEPTION**
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
High Income Bond Fund        6.15%         2.99%               6.22%
-----------------------------------------------------------------------------

* Reflects performance of the Lipper High Income Bond Fund ("Lipper Fund") Premier Shares for the one-year period ended December 31, 2001

** Reflects performance of the Lipper Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier shares. The investment policies, objectives, guidelines and restrictions of Lipper Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the 1940 Act, Lipper Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. If the manager of Lipper Fund has not waived certain fees during the periods shown, total returns would have been lower.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
-----------------------------------------------------------

          An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

------------------------------------------------------------------------------
                                1 YEAR*      5 YEARS**      SINCE INCEPTION**
------------------------------------------------------------------------------
High Income Bond Fund              5.59%         3.45%               5.86%
------------------------------------------------------------------------------

* Reflects performance of the Lipper High Income Bond Fund ("Lipper Fund") Premier Shares for the one-year period ended December 31, 2001

** Reflects performance of the Lipper Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier shares. The investment policies, objectives, guidelines and restrictions of Lipper Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the 1940 Act, Lipper Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. If the manager of Lipper Fund has not waived certain fees during the periods shown, total returns would have been lower.

          NB Management may from time to time reimburse the Fund for a portion of its expenses. Such action has the effect of increasing yield and total return.

COMPARATIVE INFORMATION
-----------------------

From time to time each Fund's performance may be compared with:

                  (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, iMoneyNet, Inc.'s Money Fund Report, Investment Company Data Inc., Morningstar Inc., Micropal Incorporated and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

                  (2) recognized bond, stock, and other indices such as the Lehman Brothers Bond Indices, the Municipal Bond Buyers Indices (and other indices of municipal obligations), the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), Dow Jones Industrial Average ("DJIA"), S&P/BARRA Indices,

                  Russell Indices, and various other domestic, international, and global indices and changes in the U.S. Department of Labor Consumer Price Index. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. The Fund may invest in different types of securities from those included in some of the above indices.

          The Fund's performance also may be compared from time to time with the following specific indices, among others, and other measures of performance:

                  The Lehman Brothers U.S. Corporate High Yield Bond Index, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. Credit Bond Index, the Credit Suisse First Boston High Yield Bond Index, the Merrill Lynch High Yield Master II Index, and the Lipper High Current Yield Funds investment objective as well as the performance of Treasury securities and corporate bonds.

          The Fund may invest some of its assets in different types of securities than those included in the index used as a comparison with the Fund's historical performance. The Fund may also compare certain indices, which represent different segments of the securities markets, for the purpose of comparing the historical returns and volatility of those particular market segments. Measures of volatility show the range of historical price fluctuations. Standard deviation may be used as a measure of volatility. There are other measures of volatility, which may yield different results.

          In addition, the Fund's performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in the Fund, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

          The Fund may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield. Evaluations of the Fund's performance, its yield/ total returns and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements").

OTHER PERFORMANCE INFORMATION
-----------------------------

          From time to time, information about the Fund's portfolio allocation and holdings as of a particular date may be included in its Advertisements. This information may include the Fund's portfolio diversification by asset type.
Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

          Information (including charts and illustrations) showing the effects of compounding interest may be included in Advertisements from time to time. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded at different intervals, such as annually, semi-annually, quarterly, monthly, or daily. For example, $1,000 compounded annually at 9% will grow to $1,090 at the end of the first year (an increase of $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9% will grow to $2,367 at the end of ten years and $5,604 at the end of twenty years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. All these examples are for illustrative purposes only and are not indicative of any Fund's performance.

          Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

          Information   regarding   the  effects  of  automatic   investing  and
systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

                              TRUSTEES AND OFFICERS

          The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
----------------------- ----------------- -------------------------------- ----------------- ----------------------
                                                                            Number of
                                                                          Portfolios in
                          Position and                                     Fund Complex   Other Directorships
Name, Age, and          Length of Time                                     Overseen by     Held Outside Fund
Address(1)                 Served(2)       Principal Occupation(s)(3)        Trustee      Complex by Trustee
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
John Cannon (72)            Trustee     Retired. Formerly, Chairman and         28       Independent Trustee
                             since      Chief Investment Officer of CDC                  or Director of three
                              1994      Capital Management (registered                   series of
                                        investment adviser) (1993-Jan.                   OppenheimerFunds:
                                        1999).                                           Limited Term New
                                                                                         York Municipal Fund,
                                                                                         Rochester Fund
                                                                                         Municipals, and
                                                                                         Oppenheimer Convertible
                                                                                         Securities Fund, 1992 to
                                                                                         present.

-----------------------------------------------------------------------------------------------------------------
Faith Colish (66)           Trustee     Attorney at Law and President,          28
                             since      Faith Colish, A Professional
                              2000      Corporation; 1980 to present.
-----------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)       Trustee     Consultant; Retired President           28
                             since      and Trustee of Teachers
                              2000      Insurance & Annuity (TIAA) and
                                        College Retirement Equities Fund
                                        (CREF).
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


C. Anne Harvey (64)         Trustee     Consultant, C. A. Harvey                28
                             since      Associates, June 2001 to
                              2000      present; Member, Individual
                                        Investors Advisory Committee to
                                        the New York Stock Exchange
                                        Board of Directors, 1998 to
                                        present; Secretary, Board of
                                        Associates to The National
                                        Rehabilitation Hospital's Board
                                        of Directors; Director of
                                        American Association of Retired
                                        Persons (AARP), 1978 to December
                                        2000; Member, American Savings
                                        Education Council's Policy Board
                                        (ASEC), 1998-2000; Member,
                                        Executive Committee, Crime
                                        Prevention Coalition of America,
                                        1997-2000.
-----------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)           Trustee     Senior Vice President and               28
                             since      General Counsel of Loews
                              1993      Corporation (diversified
                                        financial corporation).
-----------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (74)       Trustee     Professor of Finance and                28       Director, Delaware
                             since      Economics at Stern School of                     Labs, 1978 to
                              1993      Business, New York University.                   present (cosmetics).
-----------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)       Trustee     Retired. Formerly, Vice                 28       Director, State Theatre
                             since      President and Special Counsel to                 of New Jersey (not-for-
                              2000      WHX Corporation (holding                         profit theater), 2000
                                        company); 1993 - 2001.                           to present; Formerly,
                                                                                         Director of Kevlin
                                                                                         Corporation (manufacturer
                                                                                         of microwave and other
                                                                                         products).
-----------------------------------------------------------------------------------------------------------------
John P. Rosenthal (69)      Trustee     Senior Vice President of Burnham        28       Director, 92nd Street Y
                             since      Securities Inc. (a registered                    (non-profit), 1967 to
                              2000      broker-dealer) since 1991.                       present; Formerly,
                                                                                         Director, Cancer
                                                                                         Treatment Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------
William E. Rulon (69)       Trustee     Retired. Senior Vice President          28       Director, Pro-Kids
                             since      of Foodmaker. Inc. (operator and                 Golf and Learning
                              1993      Franchiser of Restaurants) until                 Academy, 1998 to
                                        January 1997; Secretary of                       present (teach golf
                                        Foodmaker, Inc. until July 1996.                 and computer usage
                                                                                         to "at risk" children);
                                                                                         Director of Prandium,
                                                                                         Inc. since March 2001
                                                                                         (restaurants).
-----------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (70)      Trustee     General Partner of Oxford               28       Formerly, Director
                             since      Partners and Oxford Bioscience                   of Capital Cash
                              2000      Partners (venture capital                        Management Trust
                                        partnerships) and President of                   (money market fund)
                                        Oxford Venture Corporation.                      and Prime Cash Fund.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


Tom Decker Seip (52)        Trustee     General Partner of Seip                 28       Director, H&R Block,
                             since      Investments LP (a private                        Inc. (financial
                              2000      investment                                       services company),
                                        partnership);President and CEO                   May 2001 to present;
                                        of Westaff, Inc., May 2001 to                    Director, General
                                        January 2002 (temporary                          Magic (voice
                                        staffing); Senior Executive at                   recognition
                                        the Charles Schwab Corporation                   software), November
                                        from 1983 to 1999; including                     2001 to present;
                                        Chief Executive Officer of                       Director, Forward
                                        Charles Schwab Investment                        Management, Inc.
                                        Management, Inc. and Trustee of                  (asset management),
                                        Schwab Family of Funds and                       2001-present; Member
                                        Schwab Investments from 1997 to                  of the Board of
                                        1998; Executive Vice                             Directors of
                                        President-Retail Brokerage for                   E-Finance
                                        Charles Schwab Investment                        Corporation (credit
                                        Management from 1994 to 1997.                    decisioning
                                                                                         services), 1999 to
                                                                                         present; Director,
                                                                                         Save-Daily.com
                                                                                         (micro investing
                                                                                         services), 1999 to
                                                                                         present; Formerly,
                                                                                         Director of Offroad
                                                                                         Capital Inc.
                                                                                         (pre-public internet
                                                                                         commerce company).
-----------------------------------------------------------------------------------------------------------------
Candace L. Straight         Trustee     Private investor and consultant         28       Director, Providence
(54)                         since      specializing in the insurance                    Washington (property
                              1993      industry; Advisory Director of                   and casualty
                                        Securities Capital LLC (a global                 insurance company),
                                        private equity investment firm                   December 1998 to
                                        dedicated to making investments                  present; Director,
                                        in the insurance sector).                        Summit Global Partners
                                                                                         (insurance brokerage
                                                                                         firm), October 2000 to
                                                                                         present).
-----------------------------------------------------------------------------------------------------------------
Peter P. Trapp (57)         Trustee     Regional Manager for Atlanta            28
                             since      Region, Ford Motor Credit
                              2000      Company since August, 1997;
                                        prior thereto, President, Ford
                                        Life Insurance Company, April
                                        1995 until August 1997.
-----------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
-----------------------------------------------------------------------------------------------------------------
Michael M. Kassen*       President and  Executive Vice President and            28       Executive Vice
(49)                        Trustee     Chief Investment Officer of                      President, Chief
                             since      Neuberger Berman since 1999;                     Investment Officer
                              2000      Executive Vice President and                     and Director of
                                        Chief Financial Officer of NB                    Neuberger Berman
                                        Management from November 1999 to                 Inc. (holding
                                        March 2000; Vice President of NB                 company) since 1999;
                                        Management from 1990 until 1999;                 Chairman since May
                                        Partner or Principal of                          2000 and Director of
                                        Neuberger Berman from 1993.                      NB Management since
                                                                                         January 1996.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Edward I. O'Brien*          Trustee     Member, Investment Policy               28       Director of Legg
(73)                         since      Committee, Edward Jones, 1993 -                  Mason, Inc.
                              2000      2001; President of the                           (financial services
                                        Securities Industry Association                  holding company),
                                        ("SIA") (securities industry's                   1993 to present;
                                        representative in government                     Director, Boston
                                        relations and regulatory matters                 Financial Group
                                        at the federal and state levels)                 (real estate and tax
                                        from 1974 - 1992; Adviser to SIA                 shelters) 1993-1999.
                                        from November 1992 -November
                                        1993.
-----------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)  Chairman of the Executive Vice President of             28       Executive Vice
                          Board, Chief  Neuberger Berman since 1999;                     President and
                           Executive    Principal of Neuberger Berman                    Director of
                          Officer and   from 1997 until 1999; Senior                     Neuberger Berman
                            Trustee     Vice President of NB Management                  Inc. (holding
                          since 2000;   from 1996 until 1999; Director                   company) since 1999;
                           President    of Institutional Services of NB                  President and
                           and Chief    Management from 1988 until 1996.                 Director of NB
                           Executive                                                     Management since
                          Officer from                                                   1999.
                          1999 to 2000
-------------------------------------------------------------------------------------------------------------------
(1)      The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)      Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
         (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)      Except as otherwise indicated, each individual has held the positions shown for at least the last five years.


     * Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to The Fund and other funds for which NB Management serves as investment manager.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                         TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
--------------------------                         --------------                      ---------------------------
Claudia A. Brandon (45)                         Secretary since 1985          Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2000; Vice President
                                                                              of Neuberger Berman since 2002 and employee
                                                                              since 1999; Vice President of NB Management
                                                                              from 1986 to 1999; Secretary of two other
                                                                              mutual funds for which NB Management acts as
                                                                              investment manager and administrator.

Robert Conti (46)                            Vice President since 2000        Vice President of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Controller of NB Management
                                                                              until 1996; Treasurer of NB Management from
                                                                              1996 until 1999; Vice President of two other
                                                                              mutual funds for which NB Management acts as
                                                                              investment manager and administrator since
                                                                              2000.

Stacy Cooper-Shugrue (39)                  Assistant Secretary since 1990     Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2002; Employee of
                                                                              Neuberger Berman since 1999; Assistant Vice
                                                                              President of NB Management from 1993 to
                                                                              1999; Assistant Secretary of two other
                                                                              mutual funds for which NB Management acts as
                                                                              investment manager and administrator.

Brian J. Gaffney (48)                        Vice President since 2000        Managing Director of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Vice President of NB Management
                                                                              from 1997 until 1999; Vice President of two
                                                                              other mutual funds for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2000.

Sheila R. James (37)                       Assistant Secretary since 2002     Employee of Neuberger Berman since 1999;
                                                                              Employee of NB Management from 1991 to 1999;
                                                                              Assistant Secretary of two other mutual
                                                                              funds for which NB Management acts as
                                                                              investment manager and administrator since
                                                                              2002.
John McGovern (32)                         Assistant Treasurer since 2002     Employee of NB Management since 1993;
                                                                              Assistant Treasurer of two other mutual
                                                                              funds for which NB Management acts as
                                                                              investment manager and administrator since
                                                                              2002.

                                                            44

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                         TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
--------------------------                         --------------                      ---------------------------

Barbara Muinos (43)                      Treasurer and Principal Financial    Vice President of Neuberger Berman since
                                         and Accounting Officer since 2002;   1999; Assistant Vice President of NB
                                           Assistant Treasurer since 1996     Management from 1993 to 1999; Treasurer and
                                                                              Principal Financial and Accounting Officer
                                                                              of two other mutual funds for which NB
                                                                              Management acts as investment manager and
                                                                              administrator; Assistant Treasurer from 1996
                                                                              to 2002 of two other mutual funds for which
                                                                              NB Management acts as investment manager and
                                                                              administrator.
Frederic B. Soule (56)                       Vice President since 2000        Vice President of Neuberger Berman since
                                                                              1999; Vice President of NB Management from
                                                                              1995 until 1999; Vice President of two other
                                                                              mutual funds for which NB Management acts as
                                                                              investment manager and administrator since
                                                                              2000.
Trani Wyman (32)                           Assistant Treasurer since 2002     Employee of NB Management since 1991;

                                                                              Assistant Treasurer of two other mutual
                                                                              funds for which NB Management acts as
                                                                              investment manager and administrator since
                                                                              2002.

--------------------

(1)      The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)      Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)      Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES

         The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.

         AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp. During the fiscal year ended 10/31/01, the Committee met one time.

         CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Trust's Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Trustees. During the fiscal year ended 10/31/01, the Committee did not hold an official meeting. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

         CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Tom D. Seip. During the fiscal year ended 10/31/01, the Committee held one meeting.

         EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter
E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended 10/31/01, the Committee did not hold any meetings.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 10/31/01, the Committee met one time.

         PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund
Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 10/31/01, the Committee met two times.

         PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing The Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. All members except for Mr. Kassen and Mr. O'Brien are Independent Fund Trustees. During the fiscal year ended 10/31/01, the Committee met one time.

         The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Income Funds does not have any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/01

                                                                                  Total Compensation from
                                                    Aggregate                   Investment Companies in the
                                                   Compensation                      Neuberger Berman
Name and Position with the Trust                  From the Trust               Fund Complex Paid to Trustees
--------------------------------                  --------------               -----------------------------
INDEPENDENT TRUSTEES

John Cannon                                          $27,226                              $68,750
Trustee

Faith Colish                                         $14,726                              $73,000
Trustee

Walter G. Ehlers                                     $14,726                              $65,000
Trustee

C. Anne Harvey                                       $14,726                              $65,500
Trustee

Barry Hirsch                                         $27,226                              $68,750
Trustee

Robert A. Kavesh                                     $26,476                              $68,000
Trustee

Howard A. Mileaf                                     $14,726                              $75,000
Trustee

John P. Rosenthal                                    $14,726                              $65,250
Trustee

William E. Rulon                                     $26,476                              $68,000
Trustee

Cornelius T. Ryan                                    $15,476                              $69,500
Trustee


                                       47

                                                                                  Total Compensation from
                                                    Aggregate                   Investment Companies in the
                                                   Compensation                      Neuberger Berman
Name and Position with the Trust                  From the Trust               Fund Complex Paid to Trustees
--------------------------------                  --------------               -----------------------------

Tom Decker Seip                                      $14,726                              $64,250
Trustee

Gustave H. Shubert                                   $13,601                              $61,850
Trustee

Candace L. Straight                                  $23,332                              $66,250
Trustee

Peter P. Trapp                                       $15,476                              $62,000
Trustee

TRUSTEES WHO ARE "INTERESTED PERSONS"

Michael M. Kassen                                       $0                                  $0
Trustee

Edward I. O'Brien                                    $15,476                              $65,000
Trustee

Peter E. Sundman                                        $0                                  $0
Trustee


         As of the date of this SAI, the Fund had no operations, therefore the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Trustee.

         Since the Fund has not yet commenced operations, none of the Trustees own Fund shares as of the date of this SAI.

--------------------------------------------------------------------------------
                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF TRUSTEE                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                 BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
John Cannon                      $50,001 - $100,000
--------------------------------------------------------------------------------
Faith Colish                     Over $100,000
--------------------------------------------------------------------------------
Walter G. Ehlers                 Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                   None
--------------------------------------------------------------------------------
Barry Hirsch                     Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                 $10,001 - $50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                 Over $100,000
--------------------------------------------------------------------------------
John P. Rosenthal                Over $100,00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
William E. Rulon                 Over $100,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                  None
--------------------------------------------------------------------------------
Candace L. Straight              Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                   $10,001 - $50,000
--------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED
PERSONS"
--------------------------------------------------------------------------------
Michael M. Kassen                Over $100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                Over $100,000
--------------------------------------------------------------------------------
Peter E. Sundman                 Over $100,000
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Trustee's (and his/her immediate family members) share ownership in securities of Neuberger Berman and the ownership of securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

----------------------------------------------------------------------------------------------------------------------
     NAME OF DIRECTOR        NAME OF OWNERS        COMPANY         TITLE OF CLASS        VALUE OF      PERCENTAGE OF
                            AND RELATIONSHIP                                            SECURITIES         CLASS
                               TO DIRECTOR
----------------------------------------------------------------------------------------------------------------------
John Cannon                        N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Faith Colish                       N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers                   N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
C. Anne Harvey                     N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Barry Hirsch                       N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh                   N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf                   N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
John P. Rosenthal                  N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
William E. Rulon                   N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan                  N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Tom Decker Seip                    N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Candace L. Straight                N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
Peter P. Trapp                     N/A               N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

         NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated February 9, 2001 ("Management Agreement").

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as a trustees and/or officers of the Trust. See "Trustees and Officers." The Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Trust dated February 9, 2001 ("Administration Agreement"). For such administrative services, the Investor Class of the Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

         Under the Administration Agreement for the Investor Class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

MANAGEMENT AND ADMINISTRATION FEES

         For investment management services, the Fund pays NB Management a fee at the annual rate of 0.48% of average daily net assets.

         NB Management provides administrative services to the Fund that include furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the

Investor Class of the Fund pays NB Management at the annual rate of 0.27% of that Class's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement and may compensate broker-dealers, banks, third-party administrators and other institutions that provides such services.

WAIVERS AND REIMBURSEMENTS

         NB Management has contractually undertaken to reimburse the Investor Class of the Fund so that the total operating expenses of the Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 1.00% of average daily net assets. This undertaking lasts until October 31, 2005. The Investor Class of the Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.00% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         The Management Agreement continues until June 30, 2003. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

         The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. The Agreement terminates automatically if it is assigned.

SUB-ADVISER

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to The Fund pursuant to a sub-advisory agreement dated February 9, 2001 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

         The Sub-Advisory Agreement continues until June 30, 2003 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

         Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.


BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the fact that the portfolio managers of the Fund's predecessor would become employees of Neuberger Berman and would join Robert Franklin, the portfolio manager of Neuberger Berman High Yield Bond Fund, in managing the Fund. The Board also considered the resources that NB Management plans to devote to managing the Fund and the firm's fixed-income research and trading capabilities. They discussed the recent and long-term performance of Neuberger High Yield Bond Fund. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.

         With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits accruing to the Fund. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's shareholders. These matters were considered by the Independent Fund Trustees working with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management.

INVESTMENT COMPANIES MANAGED

         As of June 28, 2002, the investment companies managed by NB Management had aggregate net assets of approximately $18.6 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                    Approximate
                                                                  Net Assets at
NAME                                                              JUNE 28, 2002
----                                                              -------------

Neuberger Berman Cash Reserves.....................................$815,249,572

Neuberger Berman Government Money Fund...........................$1,213,473,275

Neuberger Berman High Yield Bond Fund...............................$20,521,511

Neuberger Berman Institutional Cash Fund ........................$2,948,545,225

Neuberger Berman Limited Maturity Bond Fund........................$240,299,148

Neuberger Berman Municipal Money Fund..............................$413,973,013

Neuberger Berman Municipal Securities Trust.........................$33,465,700

Neuberger Berman Century Fund.......................................$12,710,674

Neuberger Berman Fasciano Fund.....................................$239,664,362

Neuberger Berman Focus Fund......................................$1,610,368,957

Neuberger Berman Genesis Fund....................................$4,387,288,650

Neuberger Berman Guardian Fund...................................$2,032,457,644

Neuberger Berman International Fund.................................$87,355,112

Neuberger Berman Manhattan Fund....................................$375,965,154

Neuberger Berman Millennium Fund...................................$ 88,010,932

Neuberger Berman Partners Fund...................................$1,810,256,375

                                                                    Approximate
                                                                  Net Assets at
NAME                                                              JUNE 28, 2002
----                                                              -------------

Neuberger Berman Real Estate Fund...................................$ 9,226,228

Neuberger Berman Regency Fund.......................................$38,937,718

Neuberger Berman Socially Responsive Fund..........................$110,125,571

Neuberger Berman Technology Fund.....................................$5,091,110

Neuberger Berman Advisers Management Trust.......................$2,084,546,493

         The investment decisions concerning the Fund and the other mutual funds managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

         There  may be  occasions  when the Fund and one or more of the Other NB
Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Trustees that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS

         The Trust, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN

         The directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi L. Schneider, Director.

         The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice
President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Judith Ann Kenney, Senior Vice President; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Kassen are trustees and officers of the Trust. Mr. Gaffney and Mr. Conti are officers of the Trust.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside directors and officers of Neuberger Berman, Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi L. Schneider, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; and Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                            DISTRIBUTION ARRANGEMENTS

         The Fund offers one class of shares, known as Investor Class.

DISTRIBUTOR

         NB Management serves as the distributor ("Distributor") in connection with the offering of The Fund's shares. Investor Class shares are offered on a no-load basis.

         In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Investor Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

         For the Fund's Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

         The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class ("Distribution Agreements"). The Distribution Agreements continue until June 30, 2003. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE


         The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Investor Class of the Fund is calculated by subtracting total liabilities of that class from total assets attributable to the class (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

         The Fund values its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the trustees of the Trust believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. The Fund calculates its NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

         If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the trustees of the Trust believe accurately reflects fair value.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING

         The Fund's Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

         Automatic investing enables an Investor Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, an Investor Class shareholder's average cost of Fund shares generally would be lower than if the Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in the section of the Prospectus entitled "Maintaining Your Account," the Fund's Investor Class shareholders may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in Investor Class shares of one or more of the other Equity, Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.

EQUITY FUNDS
------------
    Neuberger Berman Century Fund                  Invests  mainly  in  common  stocks  of large-capitalization companies.  The manager  seeks to buy  companies  with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.

    Neuberger Berman Fasciano Fund                 Seeks long-term capital growth.  The  portfolio  manager also may  consider  a  company's  potential  for  income  prior to selecting it for the Fund. The Fund will invest  primarily in the  common  stocks of  smaller  companies  i.e.,  those with market  capitalizations of less than $1.5 billion at the time the Fund first invests in them. In selecting  companies  that the manager  believes will  appreciate in price,  the manager
                                                   will   invest  the  Fund  in  smaller   companies   that  are
                                                   under-followed  by major  Wall  Street  brokerage  houses and large asset management firms.

    Neuberger Berman Focus Fund                    Invests  principally  in  common  stocks  selected  from   13
                                                   multi-industry  sectors of the economy. To maximize potential
                                                   return,   the  Fund  normally   makes  90%  or  more  of  its
                                                   investments  in not more  than  six  sectors  of the  economy believed by the Fund managers to be undervalued.

    Neuberger Berman Genesis Fund                  Invests   primarily    in   stocks   of  companies with small
                                                   market capitalizations (up to $1.5 billion at the time of the
                                                   Fund's  investment).  Fund managers seek to buy the stocks of strong  companies with a history of solid  performance  and a proven  management  team,  which are  selling  at  attractive prices.

    Neuberger Berman Guardian Fund                 A growth  and income fund that  invests  primarily  in stocks of  established,  high-quality  companies  that  are not well followed on Wall Street or are temporarily out of favor.

    Neuberger Berman International Fund            Seeks    long-term    capital   appreciation   by   investing
                                                   primarily in foreign  stocks of any  capitalization,  both in developed  economies  and in emerging  markets.  Fund manager
                                                   seeks   undervalued   companies  in  countries   with  strong
                                                   potential for growth.

    Neuberger Berman Manhattan Fund                Invests   in  securities   believed  to  have   the   maximum
                                                   potential for long-term capital  appreciation.  Fund managers seek  stocks  of  companies  that  are  projected  to grow at above-average  rates and that appear to the  managers  poised for a period of accelerated earnings.


                                                       58

EQUITY FUNDS
------------

    Neuberger Berman Millennium Fund               Seeks  long-term  growth of capital  by  investing  primarily in common stocks of small-capitalization  companies, which it defines  as those with a total  market  value of no more than
                                                   $1.5  billion  at the time of  initial  investment.  The Fund co-managers  take  a  growth  approach  to  stock  selection, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because
                                                   of  new   products,   markets  or   management.   Factors  in
                                                   identifying  these firms may include  financial  strength,  a strong  position  relative to  competitors  and a stock price that is reasonable relative to its growth rate.

    Neuberger Berman Partners Fund                 Seeks capital growth  through  an  approach  that is intended to increase  capital with  reasonable  risk. The Fund manager looks at  fundamentals,  focusing  particularly on cash flow, return on capital, and asset values.

    Neuberger Berman Real Estate Fund              The fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.  The fund manager primarily invests the fund's assets in equity  securities issued by real estate investment trusts and common stocks and other  securities  issued by other real estate companies

    Neuberger Berman Regency Fund                  Seeks long-term  growth of capital by  investing primarily in common  stocks  of  mid-capitalization  companies  which  the manager believes have solid fundamentals.

    Neuberger Berman Socially Responsive Fund      Seeks long-term capital  appreciation by investing  in common stocks  of  companies  that meet both  financial  and  social criteria.


INCOME FUNDS
------------

Neuberger Berman                                   A  money  market  fund  seeking  the highest  current  income
Cash Reserves                                      consistent   with safety and  liquidity.  The Fund invests in
                                                   high-quality  money  market  instruments.  The Fund  also may
                                                   engage  in  reverse  repurchase   agreements  and  securities
                                                   lending.  It  seeks  to  maintain  a  constant  purchase  and redemption price of $1.00.


                                                       59


Neuberger Berman                                   A  U.S. Government  money market  fund seeking maximum safety
Government Money Fund                              and  liquidity and  the  highest  available  current  income.
                                                   The Fund invests in  securities  issued or  guaranteed  as to principal  or interest by the U.S.  Government,  its agencies and  instrumentalities  and  repurchase  agreements  on  such securities.  The Fund also may engage in  reverse  repurchase agreements  and  securities  lending.  It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman                                   Seeks the highest  current income consistent with low risk to
Limited Maturity Bond Fund                         principal  and  liquidity  and,  secondarily,  total  return.
                                                   The Fund  invests in debt  securities,  primarily  investment grade;  maximum 10% below investment grade, but no lower than
                                                   B.*/ Maximum average duration of four years.


MUNICIPAL FUNDS
---------------

Neuberger Berman Municipal Money Fund              A  money  market fund  seeking  the  maximum  current  income exempt from federal  income tax,  consistent  with safety and liquidity.  The  Fund  invests  in  high-quality,  short-term
                                                   municipal  securities.   It  seeks  to  maintain  a  constant
                                                   purchase and redemption price of $1.00.

Neuberger Berman  Municipal                        Seeks  high  current   tax-exempt income  with  low  risk  to
Securities   Trust                                 principal,  limited  price  fluctuation, and  liquidity  and, secondarily,  total  return.  The Fund invests in  investment grade municipal securities with a maximum average duration of
                                                   10 years.

*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

         Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future.

         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

         Each Fund may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective prospectus of the fund into which the exchange is to be made.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS

         The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the New York Stock Exchange ("NYSE") is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

         As noted in the Prospectus, the Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, E.G. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Fund will generally price its shares as of the earlier closing time.

REDEMPTIONS IN KIND

         The Fund reserves the right, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Trustees determined that it was in the best interests of Fund shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         The Fund distributes to its Investor Class shareholders substantially all of its net investment income (after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions earned or realized. The Fund's net investment income consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and net gains and losses are reflected in the Fund's NAV until they are paid. The Fund calculates its net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

         Income dividends are declared daily; dividends declared for each month are paid on the last Business Day of the month. Shares of the Fund begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

         The Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

         A cash election remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

         Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND

         To qualify for treatment as a RIC under the Code, the Fund - which is treated as a separate corporation for federal income tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders in a timely manner. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the Excise Tax.

         Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The use by the Fund of hedging strategies, such as writing (selling) and purchasing options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         The Fund's exchange-traded futures contracts, "nonequity" options (i.e. certain listed options such as those on a "broad-based" index), and certain foreign currency contracts that are subject to section 1256 of the Code ("Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss.
Section 1256 contracts are also marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e. with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

         Section 988 of the Code also may apply to Forward Contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

         When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or Forward Contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The Fund may invest in bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a market discount bond purchased by the Fund (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity, unless the Fund elects to accrue market discount on a constant interest basis. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         The Fund may acquire zero coupon or other securities issued with OID. The Fund may also acquire pay-in-kind securities, which pay interest through the issuance of additional securities. As a holder of those securities, the Fund must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of the Fund's securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUND'S SHAREHOLDERS

         If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. The Fund is required to withhold 30% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

         As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

         In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

         No affiliate of the Fund receives  give-ups or  reciprocal  business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

         Wayne Plewniak is the Senior Portfolio Manager and Daniella Lipper Coules and Robert S. Franklin are Portfolio Managers in the Neuberger Berman High Yield Fixed Income Group that manages the Fund. Mr. Plewniak, Ms. Coules and Mr. Franklin are also Managing Directors of Neuberger Berman, LLC, and Vice Presidents of NB Management.

PORTFOLIO TURNOVER

         The Fund calculates its portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

                             REPORTS TO SHAREHOLDERS

         Shareholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

         The Fund is a separate ongoing series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

         Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Income Funds."

         DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote.

         CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, solely by reason of being a shareholder.

         OTHER. Because Trust Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

         The Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of the Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                              INDEPENDENT AUDITORS

         The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements.

                                  LEGAL COUNSEL

         The Fund has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The Fund is new, has no operations, and therefore has no beneficial and record owners of more than five percent of the Fund as of the date of this SAI.

         As of July 7, 2002, the following persons owned beneficially or of record 5% or more of the shares of Lipper Fund:

-------------------------------------------------------------------------------
NAME AND ADDRESS                                                 % SHARES OWNED
-------------------------------------------------------------------------------
RETAIL CLASS SHARES
-------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                                 72.49%
Special Custody Account For the Benefit of Our Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FTC & Co                                                                   6.62%
Datalynx A/C 268
P.O. Box 173736
Denver, CO 80217-3736
--------------------------------------------------------------------------------
PREMIER CLASS SHARES
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                                 22.80%
Special Custody Account For the Benefit of Our Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104
--------------------------------------------------------------------------------
National Financial Services Co.                                            7.43%
FBO Exclusive Benefit of Customers
One World Financial Center
200 Liberty Street
New York, NY 10281
--------------------------------------------------------------------------------
Bank Leumi Le Israel Corp.                                                 8.07%
Attn: John Derpich
420 Lexington Avenue,
10th Floor
New York, NY 10170
--------------------------------------------------------------------------------
The New York Blood Center                                                  5.77%
Account 2
Lawrence J Hannigan
310 East 67th Street
New York, NY 10021
--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         On September 6, 2002 the Fund assumed all the assets and liabilities of the Lipper High Income Bond Fund Premier Shares, an open-end fund with substantially identical investment policies. Prior to that date, the Fund had no assets or investment operations

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Lipper Fund's Annual Report to shareholders for the fiscal year ended December 31, 2001:

                   The audited financial statements of Lipper Fund and notes thereto for the fiscal year ended December 31, 2001, and the reports of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements.

         The Fund only commenced operations on September 6, 2002 and thus had no financial information of its own on the date of this SAI. The Fund has adopted the Lipper High Income Bond Fund's Premier Class historical financial information.

                                                                      APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

         S&P CORPORATE BOND RATINGS:
         --------------------------

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         MOODY'S CORPORATE BOND RATINGS:
         ------------------------------

         AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         BAA - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

         S&P COMMERCIAL PAPER RATINGS:
         ----------------------------

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         MOODY'S COMMERCIAL PAPER RATINGS:
         --------------------------------

         Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.